UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2006

ORANGE 21 INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51071	33-0580186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 804-8420

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 21, 2006, Orange 21 Inc. (the “Company”) issued a press release announcing preliminary unaudited summary financial results for the fiscal year ended December 31, 2005 and provided its preliminary outlook for the 2006 fiscal year. The Company also provided an investor presentation giving more specific details in regard to the 2005 results and the 2006 forecast, which was made available on the Company’s website at www.orangetwentyone.com.

Copies of the investor presentation and press release are attached hereto as Exhibits 10.1 and 99.1, respectively.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or filing of the Company, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Investor presentation made available on the Company’s website on February 21, 2006.

99.1	Press release issued by the Company on February 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 21, 2006	ORANGE 21 INC.

	By:	/s/ Michael Brower
Michael Brower
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Investor presentation made available on the Company’s website on February 21, 2006.

99.1	Press release issued by the Company on February 21, 2006.

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